UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2017

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities

Note Exchange

As previously disclosed, on April 15, 2016, Laureate Education, Inc. (the “Company”) entered into separate, privately negotiated note exchange agreements (the “Note Exchange Agreements”) with certain then existing holders (the “Exchanging Holders”) of the Company’s then outstanding 9.250% Senior Notes due 2019 (the “9.250% Senior Notes”) pursuant to which, among other things, the Company agreed to exchange (the “Note Exchange”) $250.0 million in aggregate principal amount of 9.250% Senior Notes (the “Exchanged Notes”) for shares of the Company’s Class A common stock, par value $0.004 per share (the “Class A common stock”) no later than February 7, 2018, which is one year and one day after completion of the Company’s initial public offering (the “IPO”).

On April 21, 2017, to assist in effectuating the Note Exchange, the Company entered into confirmation letters (the “Confirmation Letters”) with the Exchanging Holders (or their representatives or assignees) to consummate the exchange of the Exchanged Notes for substantially identical, but not redeemable notes (the “Non-Redeemable Exchange Notes”) issued under a new indenture (the “Non-Redeemable Exchange Notes Indenture”) pending the consummation of the Note Exchange.

On August 11, 2017, the Company consummated the Note Exchange and (i) issued to the Exchanging Holders 18,683,036 shares of the Company’s Class A common stock and (ii) paid cash to the Exchanging Holders in an amount equal to the interest and special interest accrued with respect to the Non-Redeemable Exchange Notes to, but excluding, the date of consummation of the Note Exchange.  The Note Exchange was not registered pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended.  The shares of the Company’s Class A common stock issued in the Note Exchange are listed on the Nasdaq Global Select Market.

The foregoing description of the form of Note Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such agreement, filed as Exhibit 10.53 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2017, and incorporated herein by reference.  The foregoing descriptions of the Non-Redeemable Exchange Notes Indenture, the Non-Redeemable Exchange Notes and the form of Confirmation Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, filed as Exhibits 4.1, 4.2 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on April 27, 2017 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Robert W. Zentz
Robert W. Zentz
Senior Vice President, General Counsel and Secretary

Date: August 11, 2017

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